EXHIBIT 10.26

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is made as of October 22, 2010, between LITHIUM TECHNOLOGY CORPORATION a Delaware corporation (the “Company”), and the investor set forth on the signature page hereto (the “Purchaser”).

RECITALS

This Agreement sets forth the terms and conditions upon which the Purchaser is purchasing shares of Company Common Stock, par value $0.01 per share (the “Shares”), from the Company in the amount set forth on Schedule I.

In consideration of the mutual covenants and other agreements set forth herein, the Company and the Purchaser hereby agree as follows:

1.           Purchase and Sale of Company Securities.  Subject to the terms and conditions of this Agreement, and in reliance on the representations, warranties and covenants contained herein, the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company, the Shares at the Closing (as herein defined) for the purchase price set forth on Schedule I in U.S. funds (the “Purchase Price”).

2.           Closing.  The parties agree that the closing of the purchase and sale of the Shares (the “Closing”) shall take place on the date hereof.  At the Closing, the Company shall convey the Shares to the Purchaser.

3.           Deliveries at the Closing.

3.1           At the Closing, the Company shall deliver to the Purchaser:

(a)           Certificates representing the Shares;

(b)           a certificate, dated as of the Closing date, of the Secretary or Assistant Secretary of the Company certifying (i) a complete and accurate copy of resolutions of the board of directors of the Company authorizing the execution, delivery and performance of this Agreement and (ii) a complete and accurate copy of the Certificate of Incorporation and Bylaws of the Company, in each case, as amended (and which, in the case of the Certificate of Incorporation, shall also be certified as of a recent date by the Secretary of State of Delaware);

(c)           a certificate of good standing for the Company, issued as of a recent date by the Secretary of State of Delaware; and

(d)           Such other documents as are reasonably requested by the Purchaser.

3.2           At the Closing, Purchaser shall pay to the Company the aggregate Purchase Price by wire transfer in same-day funds.

4.           Representations and Warranties of the Company.  The Company represents and warrants to the Purchaser, except as set forth in the Company’s disclosure schedule delivered with this Agreement (the “Disclosure Schedule”), as follows:

4.1           Organization; Status.  The Company and each of its subsidiaries is an entity duly organized, validly existing and, if applicable, in good standing under the laws of its jurisdiction of organization and has full power and authority to own, operate and lease its properties and carry on its business as currently conducted.

4.2           Authorization, Enforcement.  The Company has full power and authority to execute, deliver and perform this Agreement.  This execution, delivery and performance of this Agreement by the Company have been duly and validly authorized and approved by all necessary corporate action.  This Agreement has been duly executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

4.3           Issuance of Shares.  The Shares to be issued at the Closing have been duly authorized by all necessary corporate action and the Shares, when paid for and issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and nonassessable, not issued in violation of any preemptive or similar rights and free and clear of all liens or encumbrances.

4.4           No Conflict.  The execution, delivery and performance of this Agreement by the Company does not and will not: (a) conflict with or violate (i) any provisions of the Certificate of Incorporation, Bylaws, board resolutions or other organizational documents of the Company, (ii) any law, ordinance, regulation or administrative guidance applicable to the Company, or (iii) any decree or order of any court or administrative or other governmental body which is either applicable to, binding upon or enforceable against the Company; or (b) result in any breach of or default (including any put, call, acceleration, termination right or other adjustment) under any mortgage, contract, agreement, indenture, trust, or other instrument which is either binding upon or enforceable against the Company.

4.5           Filings; Consents.  The execution, delivery and performance of this Agreement does not and will not require any authorization, consent, approval, license, or exemption of, or filing or registration with, any United States federal, state or local court or United States federal, state or local governmental department, commission, board, bureau, agency or instrumentality of government, or any other third party, except (a) such as shall have been lawfully and validly made or obtained on or prior to the date hereof, (b) a current report on Form 8-K by the Company relating to this Agreement, (c) the registration statement contemplated by Section 7.4 hereof, and (d) the Form D contemplated by Section 7.6 hereof.

4.6           Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of 3,000,000,000 shares of Common Stock, par value $0.01 per share and 100,000,000 shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”).  As of the date hereof, 1,803,839,699 shares of Common Stock and no shares of Preferred Stock are issued and outstanding.  Except as disclosed in the reports, forms and documents filed by the Company with the Securities and Exchange Commission (the “SEC”) prior to the date hereof (the “SEC Reports”) or except as set forth in the Disclosure Schedule:

(a)           All of such outstanding shares have been duly authorized, validly issued and are fully paid and nonassessable, and issued in compliance with applicable securities laws.  No shares of Common Stock are subject to preemptive rights, antidilution rights, rights of first refusal or any other similar rights or any liens or encumbrances of any nature.

(b)           There are no voting trusts, proxies or other agreements to which the Company or any of its subsidiaries is a party with respect to the voting, issuance, disposition or transfer of their capital stock (or other equity interests).

(c)           The Company and its subsidiaries are not subject to any obligation to (i) repurchase, redeem or otherwise acquire any of their capital stock (or other equity interests), (ii) make any investment (in the form of a loan, capital contribution or otherwise) in any person, (iii) declare dividends or make any other distributions with respect to their capital stock (or other equity interests) or refrain from making any such distributions or (iv) grant any other person the right to elect, designate or nominate any members of the board of directors of the Company or any of its subsidiaries.

(d)           The issuance and sale of the Shares hereunder will not obligate the Company or any of its subsidiaries to issue any other securities to any person and will not result in the adjustment of the exercise, conversion, exchange or reset price of any other securities of the Company or its subsidiaries.

(e)           There are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or other rights convertible into or exchangeable or exercisable for, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, any shares of capital stock of the Company or any of its subsidiaries.

(f)           There are no outstanding debt securities and there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act of 1933, as amended (the “Securities Act”)

4.7           Company Organizational Documents. The Company has furnished to the Purchaser complete and accurate copies of the Company’s Amended and Restated Certificate of Incorporation, as amended and in effect on the date hereof, and the Company’s By-laws, as amended and in effect on the date hereof.

4.8           Compliance.  Since the date (the “Balance Sheet Date”) of the audited balance sheet contained in the last Annual Report on Form 10-K included in the SEC Reports (the “Balance Sheet”), neither the Company nor any of its subsidiaries has (a) been in breach or violation (and no event has occurred that, with notice and/or the lapse of time, would result in any such breach or violation), in any material respect, of any indenture, loan, credit agreement, material contract, law, order, ruling or regulation or their organizational documents or (b) received any written notice, order or other communication from any person of any alleged, actual, or potential such breach or violation (or event that, with notice and/or the lapse of time would result in any such breach or violation).  The Company and each subsidiary hold all material permits, licenses, franchises and approvals required for the operation of their businesses and the Company has received no notice of the potential revocation or adverse modification thereof.

4.9           SEC Filings.  Except for the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010, June 30, 2010 and September 30, 2010, since November 16, 2009 the Company has filed all forms, reports and documents required to be filed by it with the SEC on a timely basis.  Except as set forth in the Disclosure Schedule, as of their respective dates, or, if amended or superseded by a subsequent filing made prior to the date hereof, as of the date of such amendment or filing, the SEC Reports (together with any exhibits thereto and documents incorporated by reference therein) complied in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable, and none of them, when filed, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.  Except as set forth in the Disclosure Schedule, the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Except as set forth in the Disclosure Schedule, such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”) and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.  Except as set forth in the Disclosure Schedule, neither the Company nor any subsidiary has any liability required by GAAP to be reflected on a balance sheet other than (i) liabilities reflected on the Balance Sheet, (ii) liabilities incurred in the ordinary course since the Balance Sheet Date, or (iii) liabilities which do not exceed $25,000 individually and $250,000 in the aggregate.

4.10           Absence of Certain Changes.  Since the Balance Sheet Date, the Company and its subsidiaries have conducted their businesses only in the ordinary course and there has not been any event, condition, circumstance, development, change or effect that, individually or in the aggregate, (i) would prevent, materially delay or materially impede the consummation of the Closing or (ii) has had, or would reasonably be expected to have, a material adverse effect on the business, operations, properties, assets, liabilities, condition (financial or otherwise), prospects or results of operations of the Company and its subsidiaries, taken as a whole.

4.11           Brokers.  The Company has not employed any broker, investment banker or finder or incurred any liability for any brokerage fees, commissions or finders fees in connection with this Agreement for which the Purchaser could have any liability.

4.12           Private Placement.  Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 5, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchaser as contemplated hereby.

5.           Representations and Warranties of Purchaser.  The Purchaser hereby represents and warrants to the Company as follows:

5.1           Organization; Status.  The Purchaser is an entity duly organized, validly existing and, if applicable, in good standing under the laws of its jurisdiction of organization and has full power and authority to own, operate and lease its properties and carry on its business as currently conducted.

5.2           Authorization, Enforcement.  The Purchaser has full power and authority to execute, deliver and perform this Agreement.  This execution, delivery and performance of this Agreement by the Purchaser have been duly and validly authorized and approved by all necessary corporate action.  This Agreement has been duly executed and delivered by the Purchaser and is a valid and binding agreement of Purchaser enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

5.3           No Conflict.  The Purchaser is not subject to or bound by any agreement, judgment, order or decree of any court or governmental agency which prevents the execution and consummation of this Agreement.

5.4           Investment Purpose.  The Purchaser is acquiring the Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making  the representations herein, the Purchaser reserves the right to dispose of the Shares at any time in accordance with or pursuant to an effective registration statement covering the Shares or an available exemption under the Securities Act.

5.5           Experience.  The Purchaser is experienced in evaluating companies such as the Company, is able to fend for itself in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the Purchaser’s prospective investment in the Company, and has the ability to bear the economic risks of the investment.

       5.6     Information. The Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision regarding its purchase of the Shares, which have been requested by the Purchaser. The Purchaser has been afforded the opportunity to ask questions of the Company and its management.  Neither such inquiries nor any other due diligence investigations conducted by the Purchaser or its advisors shall modify, amend or affect the Purchaser’s right to rely on the representations and warranties contained herein regarding the Company.  The Purchaser understands that its investment in the Shares involves a high degree of risk and the Purchaser has the financial wherewithal to lose its entire investment. The Purchaser is in a position regarding the Company, which, based upon economic bargaining power, enabled and enables the Purchaser to obtain information from the Company in order to evaluate the merits and risks of this investment. The Purchaser has sought such accounting, legal and tax advice, as it considered necessary to make an informed investment decision with respect to its acquisition of the Shares.

5.7           No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares, or the fairness or suitability of the investment in the Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Shares. The Purchaser understands and acknowledges that the Company has not undertaken and will undertake no efforts to comply with any laws of any jurisdiction outside the United States relating to the issuance and sale of the Shares.

5.8           Transfer or Resale. The Purchaser understands that: (i) the Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) the Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; and (ii) any sale of such securities made in reliance on Rule 144 under the Securities Act (or a successor rule thereto) (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

5.9       Brokers. The Purchaser has not employed any broker, investment banker or finder or incurred any liability for any brokerage fees, commissions or finders fees in connection with this Agreement for which the Company could have any liability.

6.           Indemnification.  The representations and warranties set forth in paragraphs 4 and 5 shall survive the Closing of this Agreement for a period of two (2) years from the Closing Date.  The Company shall indemnify and hold the Purchaser, and its affiliates, directors, officers, employees, shareholders, members, partners and agents (each, a “Purchaser Party”), harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (“Damages”) that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or (b) any action instituted against a Purchaser Party by any shareholder of the Company who is not a Purchaser Party, with respect to any of the transactions contemplated by this Agreement (unless such action is based upon a claim arising from a breach of such Purchaser’s representations, warranties or covenants under this Agreement).  The foregoing indemnification obligation shall not apply to any Damages caused by conduct of the Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance.  The Purchaser shall indemnify and hold the Company, and its affiliates, directors, officers, employees, shareholders, members, partners and agents (each, a “Company Party”), harmless from any and all Damages that any such Company Party may suffer or incur as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Purchaser in this Agreement (other than to the extent caused by conduct of the Company which constitutes fraud, gross negligence, willful misconduct or malfeasance).  If any action shall be brought against a party in respect of which indemnity may be sought pursuant to this Agreement, such indemnified party shall promptly notify the indemnifying party in writing, and the indemnifying party shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the indemnified party.  Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such separate counsel shall be at the expense of such indemnified party except to the extent that (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) the indemnifying party has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict of interest on any material issue between the position of the indemnifying party and the position of such indemnified party, in which case the indemnifying party shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.

7.           Covenants.

7.1           Confidentiality.  Each party will hold and will cause its consultants and advisors to hold in strict confidence, unless compelled to disclose by judicial or administrative process or, in the opinion of its counsel, by other requirements of law, all documents and information concerning the other party furnished it by such other party or its representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (i) previously known by the party to which it was furnished, (ii) in the public domain through no breach of this Section 7.1 by such party, or (iii) later lawfully acquired from other sources by the party to which it was furnished) and each party will not release or disclose such information to any other person, except its auditors, attorneys, financial advisors, bankers and other consultants and advisors in connection with this Agreement.  If the transactions contemplated by this Agreement are not consummated, such confidence shall be maintained except to the extent such information comes into the public domain through no breach of this Section 7.1 by the party required to hold it in confidence, and such information shall not be used to the detriment of, or in relation to any investment in, the other party and all such documents (including copies thereof) shall immediately thereafter be returned to the other party upon the written request of such other party.  Each party shall be deemed to have satisfied its obligation to hold such information confidential if it exercises the same care as it takes to preserve confidentiality for its own similar information.

7.2           Publicity.  The Company and the Purchaser shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to this Agreement and will not issue or make any such release or announcement without the prior written consent of the other party, which will not be unreasonably withheld or delayed; provided, that a party may without the consent of the other party (but after prior consultation, to the extent practicable) issue or make such a release or announcement as required by law or securities exchange rules.

7.3           Legends; etc. The Purchaser understands that the certificates or other instruments representing the Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The Company shall, promptly following delivery by the Purchaser of a certificate for Shares bearing a restrictive legend, issue a certificate without such legend if, unless otherwise required by state securities laws, (i) such Shares are registered for resale under the Securities Act, or (ii) after such holder provides the Company with an opinion of Counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Shares may be made without registration under the Securities Act.  The Company acknowledges and agrees that the Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

7.4           Registration Rights.  Following December 17, 2010, Purchaser shall have the right to demand that the Company cause a registration statement relating to the resale of the Shares on a continuous or delayed basis pursuant to Rule 415 under the Securities Act to be filed with the SEC (the “Registration Statement”).  As promptly as practicable and in no event later than 45 days following a written demand for registration (such 45th day, the “Required Filing Date”) of the Shares by the Purchaser, the Company shall cause the Registration Statement be filed with the SEC and to become effective as promptly as practicable and in no event later than 90 days following the earlier of (a) the Required Filing Date and (b) the date such Registration Statement was filed, and to maintain the effectiveness thereof until the Purchaser has sold the entirety of the Shares; provided, that the Company’s obligation to cause the Registration Statement to be filed and to maintain the effectiveness thereof shall expire at such time as the entirety of the Shares can be publicly resold without restriction in the absence of registration.  For each thirty day period or portion thereof during which a breach of the obligations remains uncured, the Company shall pay to Purchaser 2% of the aggregate Purchase Price.  The Company’s obligations under this Section 7.4 shall be subject to such other terms and conditions are customary for registration rights in transactions of the type contemplated by this Agreement.  The Company and the Purchaser shall each pay 50% of the costs and expenses associated with the preparation and filing of the Registration Statement provided however the total of such costs and expenses that the Purchaser shall bear shall not exceed $50,000.

7.5           Use of Proceeds.  The Company shall use the net proceeds from the sale of the Shares hereunder for working capital and general corporate purposes and shall not use such proceeds to redeem, repurchase or make any distributions with respect to its capital stock.

7.6           Form D; Securities Matters.  The Company agrees to timely file a Form D with respect to the Shares pursuant to Regulation D under the Securities Act and to provide a copy thereof to the Purchaser.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchaser.  The Company shall timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 and, on or prior to the date of such filing, shall have filed all other forms, reports and documents required to be filed by it under the Exchange Act.

7.7           Further Assurances.  Each party hereto shall execute and deliver such instruments and take such other actions as the other party may reasonably require in order to carry out the intent of this Agreement.

8.           Expenses.  All fees and expenses incurred by the Company in connection with this Agreement and all sales, transfer or other similar taxes payable in connection with this Agreement shall be borne by the Company, and all fees and expenses incurred by Purchaser shall be borne by Purchaser.

9.           Miscellaneous.

                                 9.1           Governing Law.  This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the state and federal courts located in New York, New York, Borough of Manhattan with respect to any dispute arising under this Agreement or the transactions contemplated hereby. The parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties further agree that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect either party’s right to serve process in any other manner permitted by law. The parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

                                 9.2           Headings, etc. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.
The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term and vice versa, and words denoting either gender shall include both genders as the context requires.

                                 9.3           Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                                 9.4           Entire Agreement; Amendments. This Agreement and the Disclosure Schedule sets forth the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or in the Disclosure Schedule, no party makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                                 9.5           Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) at the address specified for such party on the signature page hereto, and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile or electronic mail (with confirmation of receipt and a copy by first class mail or air mail).

                                 9.6           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. No party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party; provided, that the Purchaser may assign this Agreement to an affiliate without the consent of the Company provided the representation contained in Section 5.5 hereof is true with respect to such affiliate.

                                 9.7           Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person other than the Purchaser Parties and the Company Parties.

                                 9.8           Counterparts; Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile or electronic transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the Company and Purchaser have duly executed this Agreement as of the date first set forth above.

COMPANY:	LITHIUM TECHNOLOGY CORPORATION

By:
Name:
Title:

Address:

Lithium Technology Corporation
5115 Campus Drive
Plymouth Meeting, PA 19462-1129
Facsimile No.: 610-940-6091

PURCHASER:		______________________________________

By:
Name:
Title:

Address:

______________________________________
______________________________________
______________________________________

Schedule I

Name of Purchaser	Jurisdiction of Organization	Number of Shares of Company Common Stock Purchased	Purchase Price
		83,333,333	U.S. $2,000,000 ($0.024 per share)